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              Exhibit 32 - Certification of Chief Executive Officer
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Rufus A. Fulton, Jr., Chief Executive Officer of Fulton Financial Corporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that:

The Form 10-Q of Fulton Financial Corporation, containing the consolidated financial statements for the quarter ended June 30, 2003, fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Fulton Financial Corporation for the quarter ended June 30, 2003.


Dated:  August 13, 2003
      -----------------------------------------


      /s/ Rufus A. Fulton, Jr.
      -----------------------------------------
          Rufus A. Fulton, Jr.
          Chairman and Chief Executive Officer


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